EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Montavo, Inc., a Delaware corporation, on Form 10-Q for the period ending September 30, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned officers does hereby certify, to the best of our knowledge, the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Montavo, Inc.

Dated: November 19, 2008

MONTAVO, INC.

By: /s/ Brook W. Lang
Name: Brook W. Lang
Title: Chief Executive Officer

By: /s/ Wong Peck Ling
Name: Wong Peck Ling
Title: Chief Financial Officer